FOR IMMEDIATE RELEASE

Intersections Inc. Adds Melvin R. Seiler to its Board

CHANTILLY, VA – February 13, 2017 – Intersections Inc. (NASDAQ: INTX), a leading provider of identity risk management and privacy protection services for consumers, today announced that Melvin R. Seiler has been appointed to its Board of Directors effective February 14, 2017. Following the appointment, the Board of Directors consists of nine directors.

"I am pleased to have Mel join our board.  He brings a wealth of strategic marketing, sales and operational expertise in the technology industry to our company," said Michael Stanfield, Chairman and Founder. "Mel's success building innovative sales and marketing strategies will be extremely valuable to our growth strategy focused on the identity and privacy protection marketplace."

Mr. Seiler has been a consultant since 1997, providing sales, marketing, information systems and operations management services to companies executing growth strategies.  From 1991 to 1997, Mr. Seiler served as Executive Vice President & Chief Operating Officer of MicroWarehouse Inc.  During his tenure with MicroWarehouse, he directed the development of sales, distribution and information systems strategies which enabled the company to rapidly become a Fortune 500 company with locations in ten countries and over 3,000 employees.  Prior to joining MicroWarehouse, Mr. Seiler was the Founder & President of MarketQuest Inc., a software sales and marketing consulting firm, which he founded after serving in various sales and marketing roles at Xerox.

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Forward-Looking Statements:
Statements in this release relating to future plans, results, performance, expectations, achievements and the like are considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project,'' "plan," "intend," "believe," "may," "should," "can have," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Those forward-looking statements involve known and unknown risks and uncertainties and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including the impact of shutting down our Pet Health Monitoring segment; the timing and success of new product launches and other growth initiatives; the continuing impact of the regulatory environment on our business; the continued dependence on a small number of financial institutions for a majority of our revenue and to service our U.S. financial institution customer base; our ability to execute our strategy and previously announced transformation plan; our incurring additional restructuring charges; our incurring additional impairment costs or charges on goodwill and/or assets; our ability to control costs; and our needs for additional capital to grow our business, including our ability to maintain compliance with the covenants under our term loan or seek additional sources of debt and/or equity financing. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed under "Forward-Looking Statements," "Item 1. Business—Government Regulation" and "Item 1A. Risk Factors" in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in its recent other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements unless required by applicable law.
About Intersections Inc.:
Intersections Inc. (NASDAQ: INTX) provides innovative, information based solutions that help consumers manage risks and make better informed life decisions.  Under its IDENTITY GUARD(R) brand and other brands, the company helps consumers monitor, manage and protect against the risks associated with their identities and personal information. Headquartered in Chantilly, Virginia, the company was founded in 1996. To learn more, visit www.intersections.com.

For more information:
Ron Barden
Intersections Inc.
703.488.6810
IR@intersections.com